Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Buckeye Ventures, Inc. (the “Corporation”) on Form 10-QSB for the period ended March 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Paul D. Hancock, Vice Chairman of the Board of Directors and Finance Committee Chairman of the Corporation, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

              (1)        The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

              (2)        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ Paul D. Hancock Paul D. Hancock Vice Chairman of the Board of Directors and Chairman of the Finance Committee May 21, 2006